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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ________________

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                               ________________

     Date of Report (Date of earliest event reported):  November 27, 2000



                             IKON RECEIVABLES, LLC
            (Exact name of registrant as specified in its charter)

        Delaware                     333-91599                 23-2990188
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
    of Incorporation)               File Number)          Identification No.)

     1738 Bass Road                                              31208
      PO Box 9115                                              (Zip Code)
     Macon, Georgia
  (Address of Principal
   Executive Offices)

      Registrant's telephone number, including area code: (912) 471-2300


                                   No Change
   ------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events
         ------------

     In connection with the offering of IKON Receivables, LLC Lease-Backed Notes, Series 2000-2 (the "Offering"), described in a Preliminary Prospectus Supplement dated as of November 21, 2000, to be superceded by a Prospectus Supplement dated on or about November 30, 2000, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c) Exhibit 99.1 Related Computational Materials (as defined in Item 5 above), Exhibit 99.2 Related Computational Materials (as defined in Item 5 above), Exhibit 99.3 Related Computational Materials (as defined in Item 5 above), Exhibit 99.4 Related Computational Materials (as defined in Item 5 above).

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         IKON RECEIVABLES, LLC

                              By: IKON RECEIVABLES FUNDING, INC.,
                                  as Sole Member and Initial Manager


                                  By:  /s/ J.F. Quinn
                                      --------------------------
                                      Name:  J.F. Quinn
                                      Title: Treasurer


Dated:  November 29, 2000

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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.    Description
-----------    -----------

99.1 Related Computational Materials (as defined in Item 5 above) distributed by Chase Securities Inc.

99.2 Related Computational Materials (as defined in Item 5 above) distributed by Lehman Brothers, Inc.

99.3 Related Computational Materials (as defined in Item 5 above) distributed by Bank of America Securities LLC.

99.4 Related Computational Materials (as defined in Item 5 above) distributed by Deutsche Bank Securities Inc.

                                       4